ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited)

September 30, 2023

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds

Commodity Trading Advisors - Managed Futures
Florin Court Capital Fund LP	5/1/2023	$10,076,384	$10,606,045	3.62%
Squarepoint Core US Feeder LP	7/1/2020	18,500,000	23,437,800	8.02
Total Commodity Trading Advisors - Managed Futures		28,576,384	34,043,845	11.64

Distressed
Cerberus Partners, L.P.	11/1/2009	1,218,263	7,071,404	2.42
Cerberus SPV, LLC	11/1/2009	752,584	5,843,551	2.00
Total Distressed		1,970,847	12,914,955	4.42

Equity Long/Short - High Hedge
Alyeska Fund LP	6/1/2022	14,250,000	17,663,027	6.04
Holocene Advisors Fund LP	4/1/2017	12,428,356	23,266,635	7.96
Magnetar Equity Opportunities Fund LLC	2/1/2011	590,002	6,396,716	2.19
North Reef Capital LP	11/1/2022	9,700,000	11,000,727	3.76
Total Equity Long/Short - High Hedge		36,968,358	58,327,105	19.95

Equity Long/Short - Opportunistic
Axon Partners, LP	10/1/2007	4,310,455	1,276,675	0.44
Viking Global Equities LP	7/1/2023	13,425,000	13,738,888	4.70
Wolf Hill Partners, LP	2/1/2022	9,064,169	11,530,056	3.94
Total Equity Long/Short - Opportunistic		26,799,624	26,545,619	9.08

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

September 30, 2023

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Event Driven Credit
Davidson Kempner Institutional Partners, L.P.	5/1/2023	$11,728,278	$11,939,290	4.09%
FourSixThree Domestic Fund, LLC	8/1/2023	10,000,000	10,008,987	3.42
Olympus Peak Onshore LP	8/1/2020	4,425,939	4,568,238	1.56
Total Event Driven Credit		26,154,217	26,516,515	9.07

Fixed Income Arbitrage
Elan Feeder Fund L.P.	2/1/2023	6,900,000	7,359,424	2.52
LMR Alpha Rates Trading Fund Ltd.	8/1/2022	7,919,885	9,276,136	3.17
Total Fixed Income Arbitrage		14,819,885	16,635,560	5.69

Macro
Broad Reach (US) Fund LP	2/1/2020	7,512,486	11,611,099	3.97
D.E. Shaw Oculus Fund, L.L.C.	11/1/2006	5,027,320	21,417,174	7.33
Element Capital US Feeder Fund LLC	7/1/2018	10,988,925	10,702,380	3.66
Total Macro		23,528,731	43,730,653	14.96

Multi-Strategy
Magnetar Capital Fund LP	1/1/2008	60,291	122,615	0.04
QVT SLV Onshore Ltd.	3/1/2012	162,202	341,755	0.12
Total Multi-Strategy		222,493	464,370	0.16

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

September 30, 2023

Description	First Acquisition Date	Cost	Fair Value	Percent of Net Assets
Investment Funds (continued)

Other Directional
BCIM Credit Opportunities, LP	10/1/2014	$238,401	$1,624,768	0.55%
Burford Alternative Income Fund LP	12/1/2018	3,041,312	6,145,929	2.10
Burford Alternative Income Fund II LP	7/1/2022	2,049,506	2,305,598	0.79
Total Other Directional		5,329,219	10,076,295	3.44

Private Placement
QVT Roiv Hldgs Onshore Ltd.	1/1/2016	633,624	3,799,520	1.30
Total Private Placement		633,624	3,799,520	1.30

Statistical Arbitrage
D.E. Shaw Valence Fund, L.L.C.	1/1/2015	9,995,363	33,397,878	11.42
Ergoteles Partners L.P.	12/1/2021	2,212,827	1,625,823	0.56
Squarepoint Focus US Feeder LP	9/1/2019	12,190,000	19,390,226	6.63
Torus Feeder 2 LP	5/1/2022	17,050,000	21,882,775	7.49
Two Sigma Spectrum U.S. Fund, LP	5/1/2011	6,886,479	16,643,151	5.69
Voloridge Fund, LP	11/1/2020	11,245,825	12,741,582	4.36
Total Statistical Arbitrage		59,580,494	105,681,435	36.15

Total Investments in Investment Funds		224,583,876	338,735,872	115.86
		$224,583,876	338,735,872	115.86

Liabilities in excess of Other Assets			(46,372,472)	(15.86)
Total Net Assets			$292,363,400	100.00%

ALTERNATIVE INVESTMENT PARTNERS	Morgan Stanley

Alternative Investment Partners Absolute Return Fund

Schedule of Investments (Unaudited) (continued)

September 30, 2023

Strategy Allocation	Percent of Net Assets
Statistical Arbitrage	36.15%
Equity Long/Short - High Hedge	19.95
Macro	14.96
Commodity Trading Advisors - Managed Futures	11.64
Equity Long/Short - Opportunistic	9.08
Event Driven Credit	9.07
Fixed Income Arbitrage	5.69
Distressed	4.42
Other Directional	3.44
Private Placement	1.30
Multi-Strategy	0.16
Total Investments in Investment Funds	115.86%

Notes to Schedule of Investments

Portfolio Valuation

The Board of Trustees (the “Board”) of Alternative Investment Partners Absolute Return Fund (the “Fund”) has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

The Fund’s investment adviser (the “Adviser”) has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available.

Fair Value of Financial Instruments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Schedule of Investments. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments), or short-term investments that are valued at amortized cost

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments.

The following is a summary of the inputs used for investment tranches as of September 30, 2023 in valuing the Fund’s investments carried at fair value:

Investments in Investment Funds	Level 1	Level 2	Level 3	Investments measured at NAV	Total
Commodity Trading Advisors - Managed
Futures	$-	$-	$-	$34,043,845	$34,043,845
Distressed	-	-	-	12,914,955	12,914,955
Equity Long/Short - High Hedge	-	-	-	58,327,105	58,327,105
Equity Long/Short - Opportunistic	-	-	-	26,545,619	26,545,619
Event Driven Credit	-	-	-	26,516,515	26,516,515
Fixed Income Arbitrage	-	-	-	16,635,560	16,635,560
Macro	-	-	-	43,730,653	43,730,653
Multi-Strategy	-	-	341,755	122,615	464,370
Other Directional	-	-	-	10,076,295	10,076,295
Private Placement	-	-	3,799,520	-	3,799,520
Statistical Arbitrage	-	-	-	105,681,435	105,681,435
Total Investments in Investment Funds	$-	$-	$4,141,275	$334,594,597	$338,735,872

For the period ended September 30, 2023, the Fund did not have any purchases or transfers of investments classified by the Fund as Level 3 within the fair value hierarchy.

Fair Value of Financial Instruments (continued)

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of September 30, 2023.

	Fair Value at 9/30/2023	Valuation technique(s)	Unobservable input	Range (weighted average)
Investment Funds
Multi-Strategy	$341,755	Market approach	Discount for lack of marketability	6%
Private Placement	3,799,520	Market approach	Discount for lack of marketability	21%
Total Investment Funds	$4,141,275